SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



         Date of Report (Date of earliest event reported) August 5, 1999
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                            U.S. Wireless Data, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Colorado                  0-22848                      84-1178691
 ----------------            -----------                  ------------------
(State or other             (Commission                  (I.R.S. Employer
 jurisdiction                File Number)                 Identification No.)
 of incorporation)


           2200 Powell Street, Suite 800, Emeryville, California 94608
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (510) 596-2025
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          -----------------------------------------------------------
         (Former name or former address, if changed since last report.)







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Item 4. Change in Registrant's Certifying Accountant.

(a)  (i)  On   August   5,   1999,   U.S.   Wireless   Data,   Inc.    dismissed
PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Board of Directors recommended and approved the decision to change independent accountants.

     (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years ending June 30, 1998 and 1997 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports of PricewaterhouseCoopers LLP included a reference to a substantial doubt about the Registrant's ability to continue as a going concern.

     (iii) In connection with its audits for the two most recent fiscal years and through August 5, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

     (iv) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 20, 1999, is filed as Exhibit 16 to this Current Report on Form 8-K.

(b) The Registrant engaged M.R. Weiser & Co., LLP, as its new independent accountants as of August 5, 1999.

Item 7.  Financial Statement and Exhibits.

The following Exhibits are filed as part of this report:

Exhibit No.                Description of Exhibit
----------                 ----------------------
16                         Letter from  PricewaterhouseCoopers LLP to the United
                           States  Securities  and  Exchange   Commission  dated
                           August 20, 1999.


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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       U.S. Wireless Data, Inc.
                                       -----------------------------------------
                                       (Registrant)


August 20, 1999                        By /s/ Robert E. Robichaud
---------------                           --------------------------------------
(Date)                                   (Signature)
                                          Robert E. Robichaud
                                          Chief Financial Officer





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